UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

HUDSON HIGHLAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50129	59-3547281
(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 351-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

Hudson Highland Group, Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect the impact of the disposition of the Company’s Japan and Italy operations in the first and second quarter of 2009 on the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2009 (“2008 Form 10-K”), in connection with a Form S-3 registration statement the Company will file today.

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), the operating results of Japan and Italy have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q in the periods in which the operations were discontinued and in the Company’s most recently filed Form 10-Q for the quarterly period ended September 30, 2009 that was filed with the SEC on November 3, 2009. Under requirements of the SEC, the same classification of discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2008 Form 10-K, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the Company disposing the Japan and Italy operations. This reclassification had no effect on the Company’s reported net income for any impacted reporting period.

Accordingly, this Form 8-K is being filed to reflect the reclassification of the Company’s Japan and Italy operations as discontinued operations on the statement of income for the three years ended December 31, 2008 and to account for Japan and Italy operations being reclassified as discontinued operations as a result of their dispositions by updating the following sections of the 2008 Form 10-K:

1.	Consent of Independent Registered Public Accounting Firm (KPMG LLP), filed as Exhibit 23.1 to this report

2.	Consent of Independent Registered Public Accounting Firm (BDO Seidman, LLP), filed as Exhibit 23.2 to this report

3.	Item 1. Business, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition, and Item 8. Financial Statements and Supplementary Data (except for Management’s Annual Report on Internal Control Over Financial Reporting, and KPMG LLP’s opinion on internal control over financial reporting) of 2008 Form 10-K, filed as Exhibit 99.1 to this report

This Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K, as well as its other filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including its Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and September 30, 2009.

This Current Report on Form 8-K does not reflect events occurring after March 3, 2009, the date the Company filed its 2008 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the discontinued operations disclosures as described above and set forth in Exhibit 99.1 attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description

23.1	Consent of KPMG LLP.

23.2	Consent of BDO Seidman, LLP.

99.1	Item 1. Business, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition, and Item 8. Financial Statements and Supplementary Data (except for Management’s Annual Report on Internal Control Over Financial Reporting, and KPMG LLP’s opinion on internal control over financial reporting) of 2008 Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: December 9, 2009	By:	/S/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description

23.1	Consent of KPMG LLP.

23.2	Consent of BDO Seidman, LLP.

99.1	Item 1. Business, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition, and Item 8. Financial Statements and Supplementary Data (except for Management’s Annual Report on Internal Control Over Financial Reporting, and KPMG LLP’s opinion on internal control over financial reporting) of 2008 Form 10-K.

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